                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 12, 1997
                                                 -----------------



                           ARBOR SOFTWARE CORPORATION
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              (EXACT NAME OF REGISTRATION AS SPECIFIED IN CHARTER)


               DELAWARE                       000-26934                        77-0277772
   (STATE OR OTHER JURISDICTION OF           (COMMISSION             (IRS EMPLOYER IDENTIFICATION NO.)
            INCORPORATION                   FILE NUMBER)



1344 CROSSMAN AVENUE, SUNNYVALE, CALIFORNIA                        94089
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (408) 744-9500
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                                                                 Total pages: 27
                                                         Exhibit Index on Page 4


ITEM 5.  OTHER EVENTS.

         On December 12, 1997, Arbor Software Corporation, a Delaware corporation (the "Company"), and Comshare, Incorporated, a Michigan corporation
("Comshare"), entered into the Second Amendment to License Agreement between the Company and Comshare (the "Second Amendment") which amended the License
Agreement dated as of December 23, 1993 between the Company and Comshare, as amended by the First Amendment to License Agreement effective March 1, 1994, between the Company and Comshare (collectively, the "License Agreement"). The
License Agreement was previously filed with the Securities and Exchange
Commission on September 19, 1995 as Exhibit 10.7 to the Company's Registration
Statement on Form S-1 (File No. 33-97098). The Second Amendment was executed in connection with the settlement by the Company and Comshare of all claims and counterclaims relating to the License Agreement and asserted by each of the parties in Arbor Software Corporation v. Comshare, Incorporated, Civil Action
No. C-96-20812 RMW (PVT) (U.S.D.C. Northern District of California).

         The preceding description of the Second Amendment is qualified in its entirety by reference to the copy of the Second Amendment included as Exhibit
10.8 of this Current Report on Form 8-K and which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

(c)      EXHIBITS.

         Exhibit No.       Description

         10.8*             Second Amendment to License Agreement dated December
                           12, 1997, between the Company and Comshare.

         99.1              Press Release dated December 15, 1997.













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* Confidential treatment has been requested for certain portions of this exhibit.



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

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Arbor Software Corporation
                                  (Registrant)



Date:  December 24, 1997          By: /s/Stephen V. Imbler
                                      -----------------------------------------
                                      Stephen V. Imbler
                                      Senior Vice President and Chief Financial
                                      Officer (Duly Authorized Officer and
                                      Principal Financial Officer)






























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

                           ARBOR SOFTWARE CORPORATION

                                  EXHIBIT INDEX



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
                                                                                                     SEQUENTIALLY
                                                                                                       NUMBERED
EXHIBIT NO.        DESCRIPTION                                                                        PAGE NUMBER
-----------        -----------                                                                        -----------
10.8*              Second Amendment to License Agreement dated December 12, 1997, between the             5
                   Company and Comshare.

99.1               Press Release dated December 15, 1997.                                                 26

































--------------------

* Confidential treatment has been requested as to certain portions of this exhibit.



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